Share capital (Tables)	6 Months Ended
Jun. 30, 2022
Share Capital, Reserves And Other Equity Interest [Abstract]
Share capital reconciliation

Authorized:
Unlimited common shares with no par value
Issued and outstanding:
	Number of shares	Amount
	#	$
Balance – December 31, 2021	32,857,422	266,119
Stock option exercise	6,409	101
Issuance of common shares related to contingent consideration (i)	15,364	700
Share issuance under employee share purchase plan	6,377	361
Balance – June 30, 2022	32,885,572	267,281
(i) On April 28, 2022, the Company issued a total of 15,364 common shares from treasury as part of the contingent consideration earn-out payments due to the sellers of forMetris Société par Actions Simplifiée for meeting certain revenue conditions in the first year following the date of acquisition. The shares were issued based on the fair value thereof, which was determined to be $45.55 (C$58.47). The equity settlement resulted in a reduction to the contingent consideration balance as at June 30, 2022.